UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) MARCH 30, 2001
                                                 --------------

                              TAM RESTAURANTS, INC.
                              ---------------------
               (Exact name of registrant as specified in charter)

DELAWARE                               0-23757                  13-3905598
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(State or other jurisdiction          (Commission             (IRS Employer
of incorporation)                     File Number)           Identification No.)


1163 FOREST AVENUE, STATEN ISLAND, NEW YORK                          10310
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (718) 720-5959
                                                   --------------

_________________________________N/A___________________________________
                                    (Former name or former address, if changed
since last report.)



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Item 5.           Other Events.

         On March 30, 2001, the Registrant issued and sold 5,700,000 shares of the Registrant's Common Stock at a price of $.10 per share, to three individuals including: Peter Salvatore (a member of the Board of Directors of the Registrant) and Anthony Golio (President and a member of the Board of Directors of the Registrant).

         The shares were issued pursuant to the exemption from the registration requirements of the Securities Act provided by Section 4(2) of the Securities Act.

Item 7.           Financial Statements and Exhibits.

                  (c) Exhibits

                  4.1      Form of Subscription Agreement.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     TAM RESTAURANTS, INC.


Dated: April 12, 2001                                By: /s/ ANTHONY GOLIO
                                                         -----------------
                                                         Anthony Golio
                                                         President


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